EXHIBIT 10.1


                            VASCULAR SOLUTIONS, INC.

                        STOCK OPTION AND STOCK AWARD PLAN

                            AS AMENDED JULY 16, 2002


1.       Purpose of Plan
         ---------------

         This Plan shall be known as the "Vascular Solutions, Inc. Stock Option and Stock Award Plan" and is hereinafter referred to as the "Plan". The Plan shall provide for the issuance of shares of common stock, par value $.01 (the "Common Stock"), of Vascular Solutions, Inc. (the "Corporation"). The purpose of the Plan is to aid in maintaining and developing a mutually beneficial relationship with employees and non-employees of the Corporation who perform valuable services for or on behalf of the Corporation, to offer such persons additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Corporation. It is intended that this purpose be effected through the granting of stock options, the awarding of Common Stock subject to restrictions (the "Restricted Shares") and the awarding of stock appreciation rights to such persons as hereinafter provided. Options granted under the Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), or options which do not qualify as Incentive Stock Options.

2.       Stock Subject to the Plan
         -------------------------

         Subject to the provisions of Section 10 hereof, the stock to be subject to options and which may be awarded as Restricted shares under the Plan shall be shares of the Corporation's authorized Common Stock. Such shares may be either authorized but unissued shares or issued shares which have been reacquired by the Corporation. Subject to the adjustment as provided in Section 10 hereof, the maximum number of shares on which options may be exercised or which may be awarded as Restricted Shares under this Plan shall be 1,400,000, plus an automatic annual increase on the first day of each of the Corporation's fiscal years beginning in 2001 and ending in 2006 equal to the lesser of (i) 500,000 shares, (ii) five percent (5%) of the common-equivalent shares outstanding on the last day of the immediately preceding fiscal year, or (iii) such lesser number of shares as determined by the Board of Directors or the Stock Option Committee. Notwithstanding the foregoing, the number of shares available for granting Incentive Stock Options under the Plan shall not exceed 2,600,000 shares, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code or any successor provisions. Any shares subject to an option under the Plan which, for any reason, expires or is terminated unexercised, shall be available for options or awards thereafter granted during the term of the Plan. If any award of Restricted Shares is forfeited in accordance with the terms and conditions of such award, the Restricted Shares so forfeited shall also become available for further grants or awards under the Plan.

3.       Administration of Plan
         ----------------------

         (a) The Plan shall be administered by the Board of Directors of the Corporation. The Board of Directors may authorize, at any time, the formation of a Stock Option Committee (the "Committee"), consisting of two or more members who shall be appointed from time to time by the Board of Directors. The Stock Option Committee will, if formed, have authority to exercise the powers conferred on the Board of Directors under the Plan, other than the power under
Section 11 herein to terminate or amend the Plan or to accelerate the exercisability of any option or lift the restrictions on any Restricted Shares granted or awarded under the Plan.

         (b) The Board of Directors shall have plenary authority in its discretion, subject to the express provisions of this Plan, to: (i) determine the purchase price of the Common Stock covered by each option and the terms of exercise of each such option, (ii) determine the persons to whom and the time or times at which options (a person receiving an option is hereinafter referred to as an "Optionee") or awards of Restricted Shares (a person receiving an award of Restricted Shares is hereinafter referred to as a "Grantee") shall be granted or made and the number of shares to be subject to each such option or award (iii) determine the period during which Restricted Shares shall remain subject to restrictions and the nature and type of restrictions that may be imposed on Restricted Shares (iv) interpret the Plan, (v) prescribe, amend and rescind rules and regulations relating to the Plan, (vi) determine the terms and provisions (and amendments thereof) of each option and Restricted Share agreement under this Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, (vii) the form of payment to be made upon the exercise of an SAR (as hereinafter defined) as provided in Section 16, which payment may be either cash, common stock of the Corporation or a combination thereof, and (viii) make all other determinations necessary or advisable for the administration of the Plan.

         (c) The Committee shall select one of its members as its Chairman and shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

         (d) The granting of an option or an award pursuant to the Plan shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Corporation and the Optionee or Grantee to whom such right is granted.

         (e) The Board of Directors or the Committee shall, to the extent necessary or desirable, establish any special rules for Optionees or Grantees located in any particular country other than the United States. Such rules shall be set forth in Appendices to the Plan, which shall be deemed incorporated into and form part of the Plan.

4.       Eligibility
         -----------

         (a) Incentive Stock Options (as determined pursuant to Section 14 herein) may be granted only to employees of the Corporation and its subsidiary corporations. Options which do not qualify as Incentive Stock Options and awards of Restricted Shares may be granted or made to both employees and to individuals or other entities (including but not limited to consultants) who perform services for the Corporation but who are not employed by the Corporation, when granting an option or award to such person would be of benefit to the Corporation.

         (b) Notwithstanding any other provision in the Plan, if at the time an option is otherwise to be granted pursuant to the Plan the Optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code (as hereinafter defined) Common Stock of the Corporation possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation or its parent or subsidiary corporations, if any, (within the meaning of Section 422(b)(6) of the Code) then any Incentive Stock Option to be granted to such Optionee pursuant to the Plan shall satisfy the requirements of
Section 422A(c)(6) of the Code, and the option price shall not be less than 110% of the fair market value of the Common Stock of the Corporation, determined as described in Section 5, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

5.       Price
         -----

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Board of Directors but shall not be less than 100% of the fair market value of the Common Stock at the date of granting of such option, as determined in good faith by such Board. The option price for options granted under the Plan that do not qualify as Incentive Stock Options shall also be determined by the Board of Directors but shall not be less than 50% of the fair market value of the Common Stock at the date of granting of the option. The option price shall be payable at the time written notice of exercise is given to the Corporation. An Optionee shall be entitled to pay the exercise price in cash, by tendering to the Corporation shares of Common Stock, previously owned by the Optionee for at least six months, having a fair market value on the date of exercise equal to the option price, or, with the consent of the Board of Directors, by the issuance of a promissory note to the Corporation. The fair market value of such shares shall be (i) the closing price of the Common Stock as reported for composite transactions if the Common Stock is then traded on a national securities exchange, (ii) the last sales price if the Common Stock is then traded on the NASDAQ National Market System, or (iii) the average of the closing representative bid and asked prices as reported on NASDAQ if the Common Stock is then traded on NASDAQ. If the Common Stock is not so traded, the Board of Directors shall determine in good faith the fair market value.

6.       Term
         ----

         Each option and each Restricted Share award and all rights and obligations thereunder shall (subject to the provisions of Section 8) expire on the date determined by the Board of Directors and specified in the option agreement or agreement relating to the award of the Restricted Shares. The Board of Directors shall be under no duty to provide terms of like duration for options or awards granted under the Plan; provided, however, that the term of any Incentive Stock Option shall not extend more than ten (10) years from the date of granting of the option.


7.       Exercise of Options and Awards
         ------------------------------

         (a) The Board of Directors shall have full and complete authority (subject to the provisions of Section 8) to determine, at the time of granting or making, whether an option or Restricted Share award will be exercisable in full at any time or from time to time during the term of the option or award, or to provide for the exercise or receipt thereof in such installments and at such times during the term of the option or award as Board may determine.

         (b) Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the exercise of any option or the transferring of any shares of Common Stock on the books and records of the Corporation pursuant to a Restricted Share award may be made contingent upon receipt from the Optionee or Grantee (or other person rightfully exercising the option or receiving certificates for the shares granted pursuant to a Restricted Share award) of a representation that, at the time of such exercise or receipt, it is their then intention to acquire the shares so received thereunder for investment and not with a view to distribution thereof. Certificates for shares issued or transferred pursuant to the exercise of any option or the granting of any Restricted Share award may be restricted as to further transfers upon advice of legal counsel that such restriction is appropriate to comply with applicable securities laws.

         (c) Notwithstanding any provision of the Plan or the terms of any option granted or award of Restricted Shares made under the Plan, the Company shall not be required to issue any shares of Common Stock, deliver any certificates for shares of Common Stock or transfer on its books and records any shares of Common Stock if such issuance, delivery or transfer would, in the judgment of the Board of Directors, constitute a violation of any state or Federal law, or of the rules and regulations of any governmental regulatory body or any securities exchange.

         (d) An Optionee electing to exercise an option shall give written notice to the Corporation of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered, in accordance with the provisions of Section 5, with such notice of exercise. Until such person has been issued a certificate or certificates for the shares subject to such exercise, he shall possess no rights as a stockholder with respect to such shares.

         (e) Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Corporation or any of its subsidiaries or affect, in any way, the right of the Corporation or any of its subsidiaries to terminate his or her employment at any time.

8.       Effect of Termination of Employment or Death
         --------------------------------------------

         Unless otherwise stated in the option agreement, the following provisions shall govern the treatment of an option upon termination of employment:

         (a) In the event that the Optionee shall cease to be employed by the Corporation or its subsidiaries, if any, for any reason other than such holder's gross and willful misconduct or death or disability, such Optionee shall have the right to exercise the option at any time within three months after such termination of employment to the extent of the full number of shares such holder was entitled to purchase under the option on the date of termination, subject to the condition that no option shall be exercisable after the expiration of the term of the option.

         (b) In the event that an Optionee shall cease to be employed by the Corporation or its subsidiaries, if any, by reason of such holder's gross and willful misconduct during the course of employment, including but not limited to wrongful appropriation of funds of the Corporation or the commission of a gross misdemeanor or felony, the option shall be terminated as of the date of the misconduct.

         (c) If the Optionee shall die while in the employ of the Corporation or any subsidiary, if any, or within three (3) months after termination of employment for any reason other than gross and willful misconduct, or become disabled (within the meaning of Section 105(d)(4) of the Code) while in the employ of the Corporation or a subsidiary, if any, and such Optionee shall not have fully exercised the option, such option may be exercised at any time within twelve months after such holder's death or such disability by the personal representatives, administrators, or, if applicable, guardian, of the Optionee or by any person or persons to whom the option is transferred by will or the applicable laws of descent and distribution to the extent of the full number of shares such holder was entitled to purchase under the option on the date of death, disability or termination of employment, if earlier, and subject to the condition that no option shall be exercisable after the expiration of the term of the option.

9.       Nontransferability of Options
         -----------------------------

         No option granted under the Plan shall be transferable by an Optionee, otherwise than by will or the laws of descent or distribution or pursuant to a qualified domestic relations order as defined by the Code.

10.      Dilution or Other Adjustments
         -----------------------------

         If the number of outstanding shares of the Common Stock of the Corporation shall, at any time, be increased or decreased as a result of a subdivision or consolidation of shares, stock dividend, stock split, spin-off or other distribution of assets to shareholders, recapitalization, merger, consolidation or other corporate reorganization in which the Corporation is the surviving corporation, the number and kind of shares subject to the Plan and to any option, SAR or Restricted Share award previously granted or made, as well as the option price or amount payable upon the exercise of any previously granted option or SAR, shall be appropriately adjusted in order to prevent the dilution or enlargement of rights of holders of outstanding options, SARs or Restricted Share awards. Any fractional shares resulting from any such adjustment shall be eliminated.

11.      Amendment or Discontinuance of Plan
         -----------------------------------

         The Board of Directors may amend or discontinue the Plan at any time; however, no amendment of the Plan shall, without shareholder approval, amend the Plan in a way which would cause the Plan to no longer comply with Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule or other regulatory requirements. Except as provided in Section 10, the Board of Directors shall not alter or impair any option, SAR or Restricted Share award thereto granted or made under the Plan without the consent of the holder of the option, SAR or award; provided, however, that the Board of Directors may accelerate the exercisability of options (and any related SARs) or lift any restrictions imposed on Restricted Shares at any time during the term of such options or awards without the consent of the holder thereof.

12.      Time of Granting
         ----------------

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Corporation, and no action taken by the Board of Directors (other than the execution and delivery of an option or the making of an Award Agreement (as hereinafter defined)), shall constitute the granting of an option or the making of a Restricted Share award hereunder. The granting of an option or the making of a Restricted Share award pursuant to the Plan shall take place only when a written option or Award Agreement shall have been duly executed and delivered by or on behalf of the Corporation to the Optionee or Grantee to whom such option or award is granted or made.

13.       Termination of Plan
          -------------------

         Unless the Plan shall have been discontinued as provided in Section 12 hereof, the Plan shall terminate on December 22, 2006. No option or Restricted Share award may be granted or made after such termination, but termination of the Plan shall not, without the consent of the Optionee or Grantee, alter or impair any rights or obligations under any option, SAR or Restricted Share award theretofore granted or made.

14.      Determination of Incentive Stock Option
         ---------------------------------------

         The Board shall determine, upon the granting of each option, whether such option shall be an Incentive Stock Option or an option that does not qualify as an Incentive Stock Option.

15.      Restricted Share Awards
         -----------------------

         Each award of Restricted Shares under the Plan shall be evidenced by an instrument (an "Award Agreement"). Each Award Agreement shall be subject to the terms and conditions of the Plan but may contain additional terms and conditions (which terms and conditions may vary from Grantee to Grantee) that are not inconsistent with the Plan as the Board of Directors may deem necessary and desirable. Each Award Agreement shall comply with the following terms and conditions:

         (a) The Board of Directors shall determine the number of Restricted Shares to be awarded to a Grantee.

         (b) At the time of the award of Restricted Shares, a certificate representing the appropriate number of shares of Common Stock awarded to a Grantee shall be registered in the name of such Grantee but shall be held by the Corporation or any custodian appointed by the Corporation for the account of the Grantee subject to the terms and conditions of the Plan. The Grantee shall have all rights of a stockholder as to such shares of Common Stock, including the right to receive dividends and the right to vote such Common Stock, subject to the following restrictions: (i) the Grantee shall not be entitled to delivery of the stock certificate until the expiration of the Restricted Period (as hereinafter defined); (ii) the Restricted Shares may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of during the Restricted Period; and (iii) all or a specified portion of the Restricted Shares shall be forfeited and all rights of the Grantee to any forfeited Restricted Shares shall terminate without further obligation on the part of the Corporation unless the Grantee remains in the continuous employment of the Corporation for the period in relation to which all or such portion of the Restricted Shares were granted ( the "Restricted Period"). No Restricted Shares shall have a Restricted Period of less than six (6) months from the date of award. The Board of Directors shall have the power to determine which portion of an award of Restricted Shares shall be forfeited in the event of a Grantee's failure to remain in the continuous employment of the Corporation during the Restricted Period relating to such award. In addition, the Board of Directors may specify additional restrictions or events that must occur during the Restricted Period or the Restricted Shares, or a portion thereof, shall be forfeited as stated in the award thereof. Any shares of Common Stock received as a result of a stock distribution to holders of Restricted Shares shall be subject to the same restrictions as such Restricted Shares.

         (c) At the end of each applicable Restricted Period or at such earlier time as otherwise provided by the Board of Directors, all restrictions contained in an Award Agreement and in the Plan shall lapse as to such portion of the Restricted Shares granted in relation to such Restricted Period, and a stock certificate for the appropriate number of shares of Common Stock, free of restrictions, shall be delivered to the Grantee or the Grantee's beneficiary or estate, as the case may be.

         (d) There shall be no limitation on the number of shares of Common Stock which a Grantee may be awarded except that no Grantee may be awarded shares of Common Stock in excess of the number of shares remaining available for option grants and awards of Restricted Shares under the Plan.

16.      Alternative Stock Appreciation Rights
         -------------------------------------

         (a) Grant. At the time of grant of an option under the Plan (or at any time thereafter as to options which are not Incentive Stock Options), the Board of Directors, in its discretion, may grant to the holder of such option an alternative Stock Appreciation Right ("SAR") for all or any part of the number of shares covered by the holder's option. Any such SAR may be exercised as an alternative, but not in addition to, an option granted hereunder, and any exercise of an SAR shall reduce an option by the same number of shares as to which the SAR is exercised. An SAR granted to an Optionee shall provide that such SAR, if exercised, must be exercised within the time period specified therein. Such specified time period may be less than (but may not be greater than) the time period during which the corresponding option may be exercised. An SAR may be exercised only when the corresponding option is eligible to be exercised. The failure of the holder of an SAR to exercise such SAR within the time period specified shall not reduce such holder's option rights. If an SAR is granted for a number of shares less than the total number of shares covered by the corresponding option, the Board of Directors may later (as to options which are not Incentive Stock Options) grant to the Optionee an additional SAR covering additional shares; provided, however, that the aggregate amount of all SARs held by any Optionee shall at no time exceed the total number of shares covered by such Optionee's unexercised options.

         (b) Exercise. The holder of any option that by its terms is exercisable who also holds an SAR may, in lieu of exercising their option, elect to exercise their SAR, subject, however, to the limitation on time of exercise hereinafter set forth. Such SAR shall be exercised by the delivery to the Corporation of a written notice which shall state that the Optionee elects to exercise their SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid in cash and what portion, if any, such holder requests be paid in Common Stock of the Corporation. The Board of Directors shall promptly cause to be paid to such holder the SAR exercise amount either in cash, in Common Stock of the Corporation, or any combination of cash and stock as the Board of Directors may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Board of Directors. The SAR exercise amount is the excess of the fair market value of one share of the Corporation's Common Stock on the date of exercise over the per share option price for the option in respect of which the SAR was granted multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Corporation's shares shall be determined as provided in Section 5 herein. An SAR may be exercised only when the SAR exercise amount is positive.

         (c) Limitation on Date of Exercise. A cash settlement of an SAR by an officer or director of the Corporation may only be accomplished in compliance with Rule 16b-3(e) of the Securities Exchange Act of 1934 as presently in effect or as subsequently modified by amendment.

         (d) Other Provisions of Plan Applicable. All provisions of this Plan applicable to options granted hereunder shall apply with equal effect to an SAR. No SAR shall be transferable otherwise than by will or the laws of descent and distribution and an SAR may be exercised during the lifetime of the holder thereof, only by such holder.

17.      Tax Indemnification Payments
         ----------------------------

         The Board shall have the authority, at the time of the grant of an option or the making of a Restricted Share award under the Plan or at any time thereafter, to approve tax indemnification payments to designated Optionees and Grantees to be paid upon their exercise of stock options which do not qualify as incentive stock options or recognition of a taxable gain by reason of their receipt of an award of Restricted Shares, as the case may be. The amount of any such payments shall not exceed the amount of tax generally payable by an Optionee or Grantee by reason of such exercise or recognition, and shall not, in any case, exceed sixty percent of the amount imputed as taxable income to a particular Optionee or Grantee by reason of either of the above-described events. The Board of Directors shall have full authority, in its discretion, to determine the amount of any such payment, the terms and conditions affecting the exercise, vesting and payment of any payment, and whether any payment shall be payable in cash or other property.

18.      Income Tax Withholding
         ----------------------

         (a) In order to assist an Optionee or Grantee in paying federal and state income taxes required to be withheld upon the exercise of an option or receipt of a Restricted Share award granted or made hereunder, the Board of Directors, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Grantee or Optionee to elect to satisfy such income tax withholding obligation by delivering previously owned shares or by having the Corporation withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with the provisions of Section 5 hereof, in an amount up to the Optionee's maximum marginal tax rate. Any such election by an officer or director of the Corporation must comply with the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 or any successor rule.

         (b) Optionees and Grantees are responsible for the payment of all income taxes, employment, social insurance, welfare and other taxes under applicable law relating to any amounts deemed under the laws of the country of their residency or of the organization of the subsidiary which employs them to constitute income arising out of the Plan, the purchase and sale of shares pursuant to the Plan and the distribution of shares or cash to the participant in accordance with the Plan. Each participant, by participating in the Plan, authorizes the Company or the relevant subsidiary to make appropriate withholding deductions from each participant's compensation, and to pay such amounts to the appropriate tax authorities in the relevant country or countries in order to satisfy any of the above tax liabilities of the participant under applicable law.

19.      Automatic Outside Director Stock Option Grants
         ----------------------------------------------

         (a) Procedure for Grants. All grants of options under this Section 19 shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

                  (i) No person shall have any discretion to select which Outside Directors shall be granted options or to determine the number of shares to be covered by options granted to Outside Directors. As used herein, "Outside Director" means a member of the Corporation's Board of Directors who is not an employee of the Corporation.

                  (ii) Any person who first becomes an Outside Director after January 24, 2000, shall be automatically granted an option to purchase 10,000 shares on the date on which such person first becomes an Outside Director, whether through election by the shareholders of the Corporation or appointment by the Board of Directors to fill a vacancy.

                  (iii) Beginning with the 2000 Annual Meeting of Shareholders, each Outside Director shall be automatically granted an option to purchase 10,000 shares on the date of each Annual Meeting of the Corporation's shareholders immediately following which such Outside Director is serving on the Board of Directors, provided that, on such date, he or she shall have served on the Board of Directors for at least six (6) months prior to the date of such Annual Meeting.

                  (iv) Notwithstanding the provisions of subsections (ii) and
(iii) hereof, in the event that a grant would cause the number of shares subject to outstanding options plus the number of shares previously purchased upon exercise of options to exceed the total number of shares available under the Plan in accordance with Section 2, then each such automatic grant shall be for that number of shares determined by dividing the total number of shares remaining available for grant by the number of Outside Directors receiving an option on the automatic grant date. Any further grants shall then be deferred until such time, if any, as additional shares become available for grant under the Plan through action of the shareholders to increase the number of shares which may be issued under the Plan or through cancellation or expiration of options previously granted hereunder.

         (b) Terms. The terms of each option granted under this Section 19 shall be as follows:

                  (i) each option shall have a ten-year term and shall be exercisable only while the Outside Director remains a director of the Corporation, subject to the same extension provided to employees for death and disability under Section 8 (c) of the Plan;

                  (ii) the exercise price per share shall be 100% of the fair market value per share on the date of grant of each option, determined in accordance with Section 5 of the Plan;

                  (iii) each option shall be fully vested and exercisable on the date of grant.

20.      Award Limitations Under the Plan
         --------------------------------

         No person eligible to receive an award under the Plan may be granted any award or awards under the Plan, the value of which awards is based solely on an increase in the value of the shares after the date of grant of such awards, for more than 500,000 shares (subject to adjustment as provided for in Section
10), in the aggregate in any calendar year. The foregoing annual limitation specifically includes the grant of any awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

21.      Miscellaneous
         -------------

         Nothing in this Plan shall confer on any Optionee or Grantee any express or implied right of continued employment by the Company or any subsidiary, whether for the duration of the Plan or otherwise. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any of its affiliates, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or any of its affiliates. None of the options granted hereunder, the shares purchased hereunder or any other benefits conferred hereby shall form any part of the wages or salary of any employee for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any of its affiliates be entitled to any compensation for any loss or any right or benefit under this Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

22.      Acceptance of Terms
         -------------------

         By participating in the Plan, each Optionee and Grantee shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Board of Directors or the Committee and shall be fully bound thereby.